EXHIBIT 99.1

                            AMENDED AND RESTATED
                                 AGREEMENT

     THIS AMENDED AND RESTATED AGREEMENT is made and entered into as of August ___, 2006, by and between Delta & Pine Land Company, a Delaware corporation, with offices at One Cotton Row, Scott, Mississippi 38772
(hereinafter called the "Corporation") and W. T. Jagodinksi, of 8836 Silverbark Dr., Germantown, Tennessee (hereinafter referred to as "Employee").

     WHEREAS, the Corporation is engaged in the business of breeding, producing, conditioning and marketing cotton planting seed, and maintains its principal office in Scott, Mississippi; and

     WHEREAS, the Employee and the Corporation entered into an employment agreement dated as of September 1, 1997, as modified by the letter agreement, dated January 14, 1998, and the parties desire to amend and restate such agreement to reflect the Employee's current employment status with the Corporation and to provide other protections to the Employee; and

     WHEREAS, the Corporation desires to secure a non-competition covenant from Employee; and

     WHEREAS, the parties to this Agreement believe it is in their respective best interests to amend and restate this agreement and thereby provide certain additional benefits and considerations in favor of both the Corporation and the Employee.

     NOW, THEREFORE, in consideration of the mutual covenants contained therein, and other good and valuable considerations, the receipt and sufficiency of which is acknowledged by and between the parties, the parties agree as follows:

                                    I.

                            PURPOSE OF AGREEMENT

     It is the specific intent of the parties to outline the agreed-upon terms of employment of the Employee. It is also the specific intent of the parties to protect the Employee from any adverse actions directed toward the Employee resulting from any Change in Control or in Anticipation of a Change in Control as the terms are utilized in this Agreement. The parties understand and acknowledge that a Change in Control may take place. Accordingly, this Agreement is entered into for the purpose of both providing for the continued employment of the Employee under current ownership circumstances, and further to protect the Employee in the event of a Change in Control or actions taken in Anticipation of a Change in Control. Nothing in this Agreement is intended to alter or affect stock options which have been granted or which may hereinafter be granted to the Employee.

                                    II.

                                 EMPLOYMENT

          1. The Corporation hereby employs, engages and hires Employee as the Corporation's President and Chief Executive Officer. The Employee shall have and agrees to assume primary responsibility, subject at all times to the reasonable control of the Board of Directors, for supervising and overseeing all functions of the Corporation.

          2. The Employee agrees to make available to the Corporation all of his professional and managerial knowledge and skill, and to provide such portion of his time as may be reasonably required for the proper fulfillment of his duties.

          3. Employee shall perform such other duties as are customarily performed by one holding such position in other, same or similar businesses or enterprises as that engaged in by the Corporation.

          4. Employee shall serve in such additional offices and capacities to which he may be appointed or elected, from time to time, by the Board of Directors of the Corporation.

          5. Employee agrees that he will at all times faithfully, industriously and to the best of his reasonable ability, experience and talents perform all of the duties that may be required of and from him pursuant to the expressed terms of this Agreement.

          6. The parties agree that the Employee will perform his duties in Scott, Mississippi or Shelby County, Tennessee, or in such other place or places as the Corporation and the Employee shall both agree upon, subject to reasonable business-related travel required by the Employer of the Employee consistent with travel required of other executive officers of the Corporation.

                                    III.

                                    TERM

          1. The term of this Agreement shall be for a period of two (2) years from the date hereof. The Agreement shall automatically be extended each day so that at on any given date, the time remaining under this contract shall be for an additional two (2) year period, unless a party shall have given written notice to the other party of said party's intent to terminate the automatic extensions which otherwise take place daily.

          2. The parties agree that, except as a result of a Change in Control or in Anticipation of a Change in Control, either party can provide for an early termination of this Agreement upon three (3) months written notice to the other. If the Employee gives such notice (except as a result of Change in Control or in Anticipation of a Change in Control), the Corporation may elect to immediately terminate the Employee without providing the employment benefits otherwise due to the Employee during the remainder of the three (3) month period. Otherwise, the Employee will continue to perform his duties as required under this Agreement during said three (3) month period. If the Corporation elects to make an early termination of employment (except as a result of Change in Control or in Anticipation of a Change in Control), then the Employee shall remain in the employ of the Corporation for a period of three (3) months and receive all benefits otherwise payable to him pursuant to this Agreement.

          3. If, during the term of this Agreement but before a Change in Control, the Employee shall become unable to perform his duties by reason of illness or incapacity for a continuous period of six (6) months, or for a total of eight (8) months or more during any twelve (12) month period, then the Corporation may, at its option, terminate this Agreement upon 30 days written notice, and make payment to the Employee of the compensation payable to the Employee pursuant to the terms of this Agreement as though the Agreement were terminated by the Corporation as allowed in paragraph 2 of this Section. The Corporation shall thereafter have no further obligations to the Employee or liabilities under this Agreement.

                                    IV.

                          COMPENSATION OF EMPLOYEE

     The Corporation shall pay the Employee for all services to be performed under this Agreement as follows:

          1. Effective as of the date of this Agreement, the Corporation will pay Employee an annual base salary of $400,000.00. Compensation shall be payable in equal monthly installments or more frequently if compensation is generally paid more frequently to other executive officers of the Corporation. Increases in the annual base compensation shall be considered annually by the Board of Directors for the Corporation and the Employee's compensation shall be subject to upward adjustment from time to time as determined by the Board of Directors of the Corporation. Increases in the Employee's compensation will be paid in conformity with the Corporation's practice for payment of other executive officers of the Corporation as such practice may be established or modified from time to time. The Employee's compensation may not be reduced.

          2. The Corporation will pay the Employee bonuses consistent with standard practices of the Corporation in paying bonuses to other executive officers of the Corporation.

          3. The Corporation will provide Employee employee benefits, such as group health insurance, including employee medical plan benefits, long term disability, accidental death and dismemberment, life insurance, the use of a company provided vehicle, a company provided cellular telephone and all expenses associated therewith, participation in retirement plans, profit sharing plans, 401 K plans, savings plans and all other fringe benefits upon the same terms as are or shall be granted or made available by the Corporation to its other executive officers.

          4. The Employee is expected and encouraged from time to time to incur expenses for the promotion of the business of the Corporation. The Corporation shall timely reimburse the Employee for all reasonable and necessary expenses and disbursements incurred by Employee in the performance of his duties in keeping with past practices. The Employee shall, from time to time, but not more frequently than weekly, submit a report to the Vice President- Finance and Treasurer (or his designee) of the Corporation in a form with such detail as will constitute a proper record for tax deductible expenses together with necessary vouchers and receipts therefore. Expenses of a type which are typically reimbursed to other executive officers of the Corporation shall be timely paid or reimbursed by the Corporation.

                                    V.

                             CHANGE IN CONTROL

          1. This Section is intended to provide the Employee with reasonable protections against possible adverse employment consequences resulting from a "Change in Control" or in Anticipation of a "Change in Control".

          2. Immediately upon a Change in Control (the "CIC Date"), if the Employee is employed by the Company or if the employment of the Employee was terminated by the Corporation for any reason in Anticipation of a Change in Control, the Corporation shall pay the Employee the following:

          (a) The Corporation shall immediately upon the CIC Date pay the Employee a lump sum payment, in cash, equal to any salary payments earned but not paid through the CIC Date plus a pro-rata bonus equal to the product of (1) the Employee's highest annual bonus earned (whether paid or unpaid) during any one of the last five (5) fiscal years that ended prior to the CIC Date (or, in each case, such lesser period for which annual bonuses were paid or payable to the Employee) (the "Bonus Amount") multiplied by (2) a fraction, the numerator of which is the number of days elapsed from the start of the fiscal year in which the Change in Control occurs through the CIC Date and the denominator of which is 365; and

          (b) The Corporation shall immediately upon the CIC Date pay the Employee a lump sum payment, in cash, in an amount equal to three times the sum of (1) the Employee's annual base salary at the rate in effect immediately prior to the Change in Control (including all amounts of his base salary that are deferred under the qualified and non-qualified employee benefit plans of the Company or any other agreement or arrangement) (the "Base Amount") and (2) the Bonus Amount; and

          (c) The Corporation shall pay all premiums on behalf of, and at no additional cost to the Employee, for the benefit of the Employee and his spouse and any dependents, for 36 months from the CIC Date (regardless of whether the employment of the Employee is terminated for any reason), on all employee benefit programs and arrangements, including but not limited to health insurance, including employee medical plan benefits, group life insurance, individual life insurance coverage, accidental death and dismemberment coverage, long term disability coverage, and other fringe benefits or benefit plans generally afforded other executive officers of the Corporation. If any such coverage cannot be maintained because of requirements of the insurance or other companies providing such benefits, the Corporation shall provide and pay for alternative coverage providing essentially identical benefits at no additional cost to the Employee. In the event that the Employee's employment is terminated for any reason during the above period, the remaining portion of such period is to be in addition to that period of time that the Employee may elect COBRA coverage under such applicable benefit plans. In this regard, it is the specific agreement of the parties that, if the Employee's employment has terminated, those benefits which are typically available under COBRA coverage, at the expense of the Employee, will be available to the Employee at his expense for a period of 18 months following the expiration of the 36 months listed above, even though COBRA coverage might otherwise be unavailable as provided by law; and

          (d) For a period of at least 36 months following the CIC Date, the Corporation shall continue to make available, at its expense, a cellular telephone and a company vehicle of the make and model to which the Employee is entitled in accordance with the vehicle policy in effect as of the CIC Date; and

          (e) In lieu of shares of common stock of the Corporation issuable upon exercise of outstanding options granted to the Employee under the Corporation's stock option plans, the Employee shall surrender on the CIC Date to the Corporation his rights in all outstanding stock options then exercisable, which are held by him, and upon such surrender the Corporation shall pay the Employee an amount in cash equal to the aggregate difference, on a per share basis, between (i) the option prices of the shares subject to such surrendered options; and (ii) the higher of the average aggregate price per share paid (in cash or other consideration) in connection with any Change in Control or the then fair market value of the shares, whichever is greater; and

          (f) Employee will likely be required to employ a reputable national accounting firm to assist and advise him with respect to his finances following a Change in Control. To compensate Employee for the costs which he will likely incur, the Corporation will pay to Employee at the CIC Date an amount equal to 20% of the sum of the Base Amount and the Bonus Amount; and

          (g) The Corporation shall continue to cover the Employee under its Directors and Officers liability insurance policy in substantially the form of coverage as such policy may be in effect as to the Employee on the CIC Date, for the longer of thirty six (36) months following the CIC Date or such period as similar such coverage is maintained by the Corporation, its successors or assigns for the benefit of former directors and officers, whichever period is longer; and

          (h) For 36 months following the CIC Date, the Corporation shall continue to provide the Employee with a reasonable secretarial assistance, a voice mailbox, a laptop computer, an email account and a mail drop service.

          (i) The Corporation shall pay the Employee a lump sum payment in an amount equal to difference between the present values of (1) the Employee's retirement benefit under the Corporation Retirement Plan (the "Retirement Plan"), determined on the date of termination as if the Employee were credited with an additional three Years of Credited Service (as such term is defined in the Retirement Plan) and annual compensation continued at the same rate as in effect on the CIC Date under the Retirement Plan and (2) the Employee's retirement benefit under the Retirement Plan, determined on the date of termination based on the Employee's actual Years of Credited Service under the Retirement Plan.

          3. The Corporation shall pay all legal fees and related expenses (including the costs of experts, evidence and counsel) incurred by the Employee as they become due as a result of the Employee seeking to obtain or enforce any right or benefit provided by this Agreement (including, but not limited to, any such fees and expenses incurred in connection with (i) the dispute and (ii) the Gross-Up Payment whether as a result of any applicable government taxing authority proceeding, audit or otherwise) or by any other plan or arrangement maintained by the Corporation under which the Employee is or may be entitled to receive benefits).

          4. In the event that any benefits provided and/or payments made to or on behalf of Employee pursuant to this Section V (other than those payments pursuant to Section V paragraph 2 (a) and Section V paragraph 2
(b)) are deemed to be taxable to the Employee for federal or state income tax purposes, the Corporation agrees to tax protect such payments by grossing up said taxable amount, using the highest marginal Federal and State income tax rates in effect (including FICA and Medicare taxes) for that year and paying to the Employee such additional amounts. Said payment amounts shall be calculated quarterly (on a calendar-year basis) and paid to the Employee by the fifteenth day of the second month following the close of each quarter. Final adjustments, if any, will be made for each calendar year by March 15 of the following calendar year and paid to the Employee by that date.

          5. (a) In the event it shall be determined that any payment (other than the payment provided for in this Section) or distribution of any type to or for the benefit of the Employee, by the Corporation, any of its affiliates, any person who acquires ownership or effective control of the Corporation or ownership of a substantial portion of the Corporation's assets (within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder) or any affiliate of such person, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise (the "Total Payments"), would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are collectively referred to as the "Excise Tax"), then the Employee shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by the Employee of all taxes (including any interest or penalties imposed with respect to such taxes), including any income tax, employment tax or Excise Tax, imposed upon the Gross-Up Payment, the Employee retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Total Payments. For purposes of determining the amount of the Gross-Up Payment, the Employee shall be deemed to pay federal, state and local income taxes and employment taxes at the highest marginal rate of federal, state and local income taxation and employment taxation in the calendar year in which the Gross-Up Payment is to be made and/or the calendar year in which the CIC Date occurs, as applicable, net of the maximum reduction in federal income taxes that may be obtained from the deduction of such state and local taxes.

          (b) All mathematical determinations, and all determinations as to whether any of the Total Payments are "parachute payments" (within the meaning of Section 280G of the Code), that are required to be made under this subsection, including determinations as to whether a Gross-Up Payment is required, the amount of such Gross-Up Payment and amounts relevant to the last sentence of this subsection shall be made by an independent accounting firm selected by the Employee from among the four largest accounting firms in the United States (the "Accounting Firm"), which shall provide its determination (the
     "Determination"), together with detailed supporting calculations regarding the amount of any Gross-Up Payment and any other relevant matter, both to the Corporation and the Employee by no later than ten days following the CIC Date, if applicable, or such earlier time as is requested by the Corporation or the Employee. If the Accounting Firm determines that no Excise Tax is payable by the Employee, it shall furnish the Employee and the Corporation with an opinion reasonably acceptable to the Employee and the Corporation that no Excise Tax is payable (including the reasons therefor) and that he has substantial authority not to report any Excise Tax on his federal income tax return. If a Gross-Up Payment is determined to be payable, it shall be paid to the Employee within ten (10) days after the Determination (and all accompanying calculations and other material supporting the Determination) is delivered to the Corporation or the Employee. Any determination by the Accounting Firm shall be binding upon the Corporation and the Employee, absent manifest error. As a result of uncertainty in the application of Section 4999 of the Code at the time of the initial determination by the Accounting Firm hereunder, it is possible that Gross-Up Payments not made by the Corporation should have been made ("Underpayment"), or that Gross-Up Payments will have been made by the Corporation which should not have been made ("Overpayments"). In either such event, the Accounting Firm shall determine the amount of the Underpayment or Overpayment that has occurred. In the case of an Underpayment, the amount of such Underpayment (together with any interest and penalties payable by the Employee as a result of such Underpayment) shall be promptly paid by the Corporation to or for the benefit of the Employee. In the case of an Overpayment, the Employee shall, at the direction and expense of the Corporation, take such steps as are reasonably necessary (including, if reasonable, the filing of returns and claims for refund), follow reasonable instructions from, and procedures established by, the Corporation, and otherwise reasonably cooperate with the Corporation to correct such Overpayment, provided, however, that (i) Employee shall not in any event be obligated to return to the Corporation an amount greater than the net after-tax portion of the Overpayment that he has retained or has recovered as a refund from the applicable taxing authorities and (ii) this provision shall be interpreted in a manner consistent with the intent to make the Employee whole, on an after-tax basis, from the application of the Excise Tax, it being understood that the correction of an Overpayment may result in the Employee repaying to the Corporation an amount which is less than the Overpayment. The fees and expenses of the Accounting Firm shall be paid by the Corporation.


          6. In the event that the Corporation determines that the payment of any amounts under this Agreement prior to January 1, 2007 would result in the imposition of an excise tax under Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), and an independent accounting firm selected by the Employee from among the four largest accounting firms in the United States agrees with such determination by the Corporation, the payment of such amounts shall be delayed until the first business day after December 31, 2006 or the CIC Date, whichever is later.

                                    VI.

                              NON-COMPETITION

          1. Employer desires Employee to agree not to compete with the Corporation in the event of the termination of employment following a Change in Control or in Anticipation of a Change In Control. Employer is not willing to enter into this Agreement without such a covenant. As additional consideration for the agreement of Employer to make payments to or otherwise compensate Employee under this Agreement, Employer has required Employee to give a Non-Competition Covenant. Employer may not waive the non-competition obligations in this Section and be relieved of any of its other obligations under this Agreement.

          2. In the event of a Change in Control or in Anticipation of a Change in Control, for the eighteen-month period following the termination of Employee's employment with the Corporation for any reason, Employee shall not, without the prior written consent of the Board of Directors of the Corporation, which consent may be withheld at the sole, absolute and uncontrolled discretion of such Board of Directors, engage or participate in, assist or have an interest in, whether as an officer, director, partner, owner, employee or otherwise, the operation, management or conduct of any business or enterprise that engages in the cotton seed breeding, production and marketing process in the same geographical area with any line of business in which the Corporation is now engaged.

          3. Nothing in this Section shall prohibit Employee from acquiring or holding, for investment purposes only, securities or ownership interest of any entity which may compete directly or indirectly with the Corporation.

          4. Nothing in this Section shall prohibit the Employee from seeking or securing employment with a corporation which has a subsidiary or affiliate whose business activities include cotton seed breeding, production and marketing so long as Employee's job duties and responsibilities do not require or allow the Employee to directly engage in any activities which would be in violation of this Section, and so long as he does not violate any of his confidentiality obligations to the Corporation as referred to in Section VIII.

          5. In the event of a breach of this Agreement by Employee, Employer may seek injunctive relief to prohibit the Employee from engaging in prohibited competition and/or Employer may initiate legal proceedings to collect actual damages to Employer resulting from such breach. A breach by Employee shall not allow Employer to terminate its obligations to Employee under the other provisions of this Agreement.

                                   VII.

                              VII. DEFINITIONS

          1. As used herein the term "Change in Control" shall mean the occurrence of any of the following:

          (a) An acquisition (other than directly from the Company) by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding common shares ("Shares") or the combined voting power of the Company's then outstanding voting securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section, Shares or voting securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or
     (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (ii) the Company or its Subsidiaries, or
     (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (b) The individuals who on August 1, 2006 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent
     Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c) The consummation of:

               (1) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                    (A) the stockholders of the Company, immediately before
               such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the voting securities immediately before such merger, consolidation or reorganization,

                    (B) the  individuals  who were members of the Incumbent
               Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the voting securities of the Surviving Corporation, and

                    (C) no  Person  other  than  (1) the  Company,  (2) any
               Subsidiary, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding voting securities or Shares, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving
               Corporation's then outstanding voting securities or its common stock.

               (2) A complete liquidation or dissolution of the Company; or

               (3) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary or the distribution to the Company's stockholders of the stock of a Subsidiary or any other assets).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or voting securities as a result of the acquisition of Shares or voting securities by the Company which, by reducing the number of Shares or voting securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or voting securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or voting securities which increases the percentage of the then outstanding Shares or voting securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

          2. "Anticipation of a Change in Control" means any action taken during the twelve-month period prior to a Change in Control. Specifically, the termination of the Employee, other than for cause as defined below, during the twelve-month period prior to a Change in Control will be conclusively presumed to constitute a termination of the Employee in Anticipation of a Change in Control.

          3. "Cause", as the term is used with respect to the termination of the Employee for cause, shall mean a conviction of the Employee of a felony involving moral turpitude.

          4. "Confidential Information" means (a) all technical and business information of the Corporation, whether patentable or not, which is of a confidential, trade secret and/or proprietary character and that is either developed by the Employee (alone or with others) or to which the Employee has had access during his employment, (b) all confidential evaluations, and (c) the confidential use or non-use by the Corporation of technical or business information in the public domain.

                                   VIII.

                              CONFIDENTIALITY

          1. (a) The Employee shall use his best efforts and diligence both during and after employment by the Corporation to protect the confidential, trade secret and/or proprietary character of all Confidential Information. The Employee shall not, directly or indirectly, use (for the Employee or another) or disclose any Confidential Information, for so long as it shall remain proprietary or protectible as confidential or trade secret information, except as may be necessary for the performance of the Employee's duties with the Corporation. The Employee shall promptly deliver to the Corporation, at the termination of the Employee's employment, or at any other time at the Corporation's request, without retaining any copies, all documents and other material in the Employee's possession relating, directly or indirectly, to any Confidential Information.

          (b) Each of the Employee's obligations in this Section VIII shall also apply to the confidential, trade secret and proprietary information learned or acquired by the Employee during his employment from others with whom the Corporation has a business relationship. The Employee understands that he is not to disclose to the Corporation, or use for its benefit, any of the confidential, trade secret or proprietary information of others, including any of the Employee's former employers.

          (c) In no event shall an asserted violation of the provisions of this Section VIII constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

                                    IX.

                          MISCELLANEOUS PROVISIONS

          1. This Agreement shall constitute the entire agreement between the parties and any prior understanding or representations of any kind preceding the date of this Agreement and shall not be binding upon either party, except to the extent incorporated in this Agreement.

          2. Any modification of this Agreement or additional obligation assumed by either party in connection with this Agreement shall be binding only if evidenced in writing and signed by the party to be charged.

          3. It is agreed that this Agreement shall be governed by construed and enforced in accordance with the laws of the State of Delaware.

          4. Any notice provided for or concerning this Agreement shall be in writing and shall be deemed sufficiently given when sent by certified or registered mail if sent to the respective addresses of the parties as set forth in the beginning of this Agreement. Either party may give written notice to the other that the addresses to be utilized for notice purposes have been altered.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

Delta & Pine Land Company
a Delaware corporation                    ---------------------------------
                                          W.T. Jagodinski

By:
       -------------------------------
Name:  Kenneth Avery

Title:   Vice President - Finance, Treasurer and Assistant Secretary


STATE OF _____________
COUNTY OF _____________

     Personally appeared before me, W.T. Jagodinski, with whom I am personally acquainted and who acknowledged that he executed the within instrument for the purposes therein contained.

     Witness my hand, at office, this ___ day of _____________, 2006.

     (SEAL)


                                          ---------------------------------
                                          Notary Public
My commission expires:


----------------------------


STATE OF _____________
COUNTY OF _____________

     Before me, a Notary Public in and for said state and county, duly commissioned and qualified, personally appeared ______________ with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be _______________ of Delta & Pine Land Company, the within named bargainor, a Delaware corporation, and that he executed the foregoing instrument for the purpose therein. contained, by signing the name of the corporation by himself as
___________________.

     Witness my hand, at office this ______ day of _______________ 2006.


     (SEAL)



                                          ---------------------------------
                                          Notary Public
My commission expires:


----------------------------